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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  May 17, 1999

                           INTERFOODS OF AMERICA, INC.
             (Exact name of registrant as specified in this charter)

     NEVADA                           000-21093                 59-3356011
(State or other jurisdiction         (Commission               (IRS Employer
of incorporation                     File Number)            Identification No.)

         9400 SOUTH DADELAND BOULEVARD, SUITE 720, MIAMI, FLORIDA 33156
              (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (305) 670-0746

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On March 22, 1999, the Registrant, pursuant to a Stock Purchase Agreement, purchased nine Popeyes Chicken Franchises from San-Man, Inc, and Tex-Mo Corporation, including the real estate upon which all of the franchises are located. Neither San-Man, Inc, and Tex-Mo Corporation or any of their principals are affiliated with the Registrant. All nine franchises are located in the St. Louis Missouri area. The purchase price for the transaction was $10,600,000, of which $6,100,000 was in cash and $4,500,000 was in debt.
Thereafter, the Registrant sold the nine parcels of real estate in a sale lease back transaction with Franchise Finance Corporation of America.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not Applicable.

ITEM 5. OTHER EVENTS.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

        Not applicable.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

        (a) EXHIBITS

            The audited financial statements for the purchase will be filed upon completion of the audit.

ITEM 8. CHANGE IN FISCAL YEAR

        Not applicable.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERFOODS OF AMERICA, INC.
                                                   (Registrant)

                                      By: /s/ ROBERT BERG
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                                              Robert Berg,
                                              Chief Executive Officer

Dated: May 17, 1999.

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